UACSC 2000-A

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                   May 2000


NOTE BALANCE RECONCILIATION                                                       DOLLARS
                                                       CLASS A-1         CLASS A-2        CLASS A-3        CLASS A-4
                                                    -------------     -------------   -------------     -------------
Original Note Balances                              30,000,000.00     90,425,000.00   88,175,000.00     57,158,000.00
Beginning Period Note Balances                       3,370,682.71     90,425,000.00   88,175,000.00     57,158,000.00
Principal Collections - Scheduled Payments           3,370,682.71        470,899.63               -                 -
Principal Collections - Payoffs                                 -      2,941,165.01               -                 -
Principal Withdrawal from Payahead                              -          2,264.29               -                 -
Gross Principal Charge Offs                                     -        414,249.39               -                 -
Repurchases                                                     -          1,854.11               -                 -
Accelerated Principal                                           -        444,544.86               -                 -
Principal shortfall, up to Accelerated Principal                -                 -               -                 -
Total Principal to be Distributed                    3,370,682.71      4,274,977.29               -                 -
                                                    -------------     -------------   -------------     -------------
Ending Note Balances                                         0.00     86,150,022.71   88,175,000.00     57,158,000.00
                                                    =============     =============   =============     =============


Note Factor                                             0.0000000         0.9527235       1.0000000         1.0000000
Interest Rate                                             5.99250%           6.7200%         7.2700%            7.440%

NOTE BALANCE RECONCILIATION                                                            NUMBERS
                                                           CLASS B          TOTAL
                                                      -------------   --------------    ------
Original Note Balances                                16,963,339.00   282,721,339.00    19,851
Beginning Period Note Balances                        16,963,339.00   256,092,021.71    18,615
Principal Collections - Scheduled Payments                        -     3,841,582.34
Principal Collections - Payoffs                                   -     2,941,165.01       374
Principal Withdrawal from Payahead                                -         2,264.29
Gross Principal Charge Offs                                       -       414,249.39        25
Repurchases                                                       -         1,854.11         1
Accelerated Principal                                             -       444,544.86
Principal shortfall, up to Accelerated Principal                  -
Total Principal to be Distributed                                 -     7,645,660.00
                                                      -------------   --------------    ------
Ending Note Balances                                  16,963,339.00   248,446,361.71    18,215
                                                      =============   ==============    ======


Note Factor                                               1.0000000        0.8787676
Interest Rate                                                 7.570%          7.0109%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                       282,721,339.93
Beginning Period Principal Balance                               258,474,691.17
Principal Collections - Scheduled Payments                         3,841,582.34
Principal Collections - Payoffs                                    2,941,165.01
Principal Withdrawal from Payahead                                     2,264.29
Gross Principal Charge Offs                                          414,249.39
Repurchases                                                            1,854.11
                                                                 --------------
Ending Principal Balance                                         251,273,576.03
                                                                 ==============
Ending Note Balances                                             248,446,361.71
                                                                 ==============
Tail not sold                                                              0.93
                                                                 ==============
Cumulative Accelerate Principal                                    2,827,213.39
                                                                 ==============


CASH FLOW RECONCILIATION

Principal Wired                                                    6,785,963.66
Interest Wired                                                     2,719,381.80
Withdrawal from Payahead Account                                       2,426.85
Repurchases (Principal and Interest)                                   1,856.43
Charge Off Recoveries                                                 34,386.17
Interest Advances                                                     51,554.98
Collection Account Interest Earned                                    34,503.18
Spread Account Withdrawal                                                     -
Policy Draw for Principal or Interest                                         -
                                                                 --------------

Total Cash Flow                                                    9,630,073.07
                                                                 ==============

TRUSTEE DISTRIBUTION(6/8/00)

Total Cash Flow                                                    9,630,073.07
Unrecovered Advances on Defaulted Receivables                         14,077.15
Servicing Fee (Due and Unpaid)                                         1,264.36
Interest to Class A-1 Noteholders, including any overdue amounts      17,393.43
Interest to Class A-2 Noteholders, including any overdue amounts     506,380.00
Interest to Class A-3 Noteholders, including any overdue amounts     534,193.54
Interest to Class A-4 Noteholders, including any overdue amounts     354,379.60
Interest to Class B Noteholders, including any overdue amounts       107,010.40
Principal to Class A-1 Noteholders, including any overdue amounts 3,370,682.71 Principal to Class A-2 Noteholders, including any overdue amounts 4,274,977.29
Principal to Class A-3 Noteholders, including any overdue amounts             -
Principal to Class A-4 Noteholders, including any overdue amounts             -
Principal to Class B Noteholders, including any overdue amounts               -
Insurance Premium                                                     35,283.79
Interest Advance Recoveries from Payments                             29,999.33
Unreimbursed draws on the Policy for Principal or Interest                    -
Deposit to Payahead                                                    3,346.11
Payahead Account Interest to Servicer                                     37.39
Excess                                                               381,047.97
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============

Servicing Fee Retained from Interest Collections                     214,131.22

SPREAD ACCOUNT RECONCILIATION

Original Balance                                                   2,120,410.05
Beginning Balance                                                  2,146,412.26
Trustee Distribution of Excess                                       381,047.97
Interest Earned                                                       10,900.14
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                             -
                                                                 --------------
Ending Balance                                                     2,538,360.37
                                                                 ==============

Required Balance                                                   3,534,016.75



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                  14,136,067.00
Beginning Balance                                                  9,612,812.90
Reduction Due to Spread Account                                      (10,484.71)
Reduction Due to Accelerated Principal                              (865,447.59)
Reduction Due to Principal Reduction                                (342,226.80)
                                                                 --------------
Ending Balance                                                     8,394,653.80
                                                                 ==============

First Loss Protection Required Amount                              8,394,653.77
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                             14,457.46

POLICY RECONCILIATION

Original Balance                                                 282,721,339.00
Beginning Balance                                                255,720,317.49
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   255,720,317.49
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              247,641,489.53
                                                                 ==============
Required Balance                                                 247,641,489.53


PAYAHEAD RECONCILIATION


Beginning Balance                                                      6,813.19
Deposit                                                                3,346.11
Payahead Interest                                                         37.39
Withdrawal                                                             2,426.85
                                                                 --------------
Ending Balance                                                         7,769.84
                                                                 ==============

CURRENT DELINQUENCY
                                        PRINCIPAL         % OF ENDING
# PAYMENTS DELINQUENT        NUMBER      BALANCE          POOL BALANCE
---------------------        ------     ------------      ------------
1 Payment                     194       2,188,930.20         0.87%
2 Payments                     89       1,240,199.46         0.49%
3 Payments                     44         593,670.40         0.24%
                              ---       ------------         ----
Total                         327       4,022,800.06         1.60%
                              ===       ============



DELINQUENCY RATE (60+)
                                                                  RECEIVABLE
                                            END OF PERIOD        DELINQUENCY
PERIOD                      BALANCE         POOL BALANCE            RATE
------                   ------------      --------------        -----------
Current                  1,833,869.86      251,273,576.03             0.73%
1st Previous             1,495,398.68      258,474,691.17             0.58%
2nd Previous               738,717.65      265,319,227.17             0.28%


NET LOSS RATE

                                                                                                        DEFAULTED
                                                     LIQUIDATION                    AVERAGE             NET LOSS
PERIOD                               BALANCE           PROCEEDS                   POOL BALANCE         (ANNUALIZED)
------                               -------           --------                   ------------         ------------
Current                               414,249.39      34,386.17                   254,874,133.60           1.79%
1st Previous                          145,915.23       3,659.75                   261,896,959.17           0.65%
2nd Previous                           31,404.56       5,819.29                   269,382,749.16           0.11%

Gross Cumulative Charge Offs          608,005.16                   Number of Repossessions                   24
Gross Liquidation Proceeds             44,112.17                   Number of Inventoried Autos EOM           33
Net Cumulative Loss Percentage             0.20%                   Amount of Inventoried Autos EOM   241,100.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)              0.11%
Trigger                                    0.60%
Status                                       OK



EXCESS YIELD TRIGGER
                                                         EXCESS YIELD
                           EXCESS       END OF PERIOD     PERCENTAGE
PERIOD                     YIELD        POOL BALANCE     (ANNUALIZED)
------                     -----        ------------     ------------
Current                 874,317.17     248,446,361.71        4.22%
1st Previous            892,742.03     256,092,021.71        4.18%
2nd Previous          1,280,574.73     263,802,005.30        5.83%
3rd Previous            262,842.65     273,190,440.52        1.15%
4th Previous                     -                  -        0.00%
5th Previous                     -                  -        0.00%

                                                CURRENT
                                                 LEVEL    TRIGGER    STATUS
                                                 -----    -------    ------
Six Month Average Excess Yield                    N/A      1.50%      N/A

Trigger Hit in Current or any Previous Month                           NO




DATE: June 6, 2000                            /s/ Ashley Vukovits
                                             ---------------------------------
                                             ASHLEY VUKOVITS
                                             FINANCE OFFICER